UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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XPEL, INC.
(Name of Registrant as Specified in its Charter)
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XPEL, INC.
618 W. Sunset Road
San Antonio, Texas 78216
(210) 678-3700
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD May 27, 2021
To the Stockholders of XPEL, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of XPEL, Inc. (“XPEL” or the “Company”) will be held via live webcast at https://www.cstproxy.com/xpel/2021 on May 27, 2021 at 9:00 a.m. Central Time, for the following purposes:
(1)    To elect as directors to the XPEL Board of Directors the five nominees named below:
•Ryan L. Pape
•Mark E. Adams
•John A. Constantine
•Richard K. Crumly
•Michael A. Klonne
(2)    To ratify the appointment of Baker Tilly US, LLP as XPEL’s independent registered public accounting firm for the year ended December 31, 2021; and
(3)    To consider such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.
Your Board recommends that you vote FOR the nominees named in Proposal 1 and FOR Proposal 2.
The Board of Directors has fixed the close of business on April 7, 2021 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on April 7, 2021 will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices, 618 W. Sunset Road, San Antonio, Texas 78216, for ten days prior to the Annual Meeting. If you would like to review the stockholder list, please call our Investor Relations department at (210) 678-3700 to schedule an appointment.
The Annual Meeting will be conducted virtually.
Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we encourage you to vote your shares promptly by using the Internet or your Tablet or Smart Phone, following the instructions provided in the Notice of Internet Availability of Proxy Materials, or by signing and returning the proxy card mailed to those who receive paper copies of the accompanying proxy statement.
By Order of the Board of Directors,
Brooks A. Meltzer
SECRETARY
San Antonio, Texas
April 16, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 27, 2021:
This proxy statement, the form of proxy card and our 2020 Annual Report on Form 10-K are available at https://www.cstproxy.com/xpel/2021, which does not have “cookies” that identify visitors to the site.

1

XPEL, INC.
618 W. Sunset Road
San Antonio, Texas 78216
(210) 678-3700
PROXY STATEMENT

The Board of Directors of XPEL, Inc. (“XPEL” or the “Company”) is soliciting proxies to vote shares of common stock at the 2021 Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on May 27, 2021, via live webcast at https://www.cstproxy.com/xpel/2021.
In accordance with Securities and Exchange Commission (the “SEC”) rules, instead of mailing a printed copy of our Proxy Statement, annual report and other materials relating to the Annual Meeting to stockholders, we intend to mail a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), which advises that the proxy materials are available on the Internet to stockholders. We intend to commence distribution of the Notice of Internet Availability on or about April 16, 2021. Stockholders receiving a Notice of Internet Availability by mail will not receive a printed copy of proxy materials unless they so request. Instead, the Notice of Internet Availability will instruct stockholders as to how they may access and review proxy materials on the Internet. Stockholders who receive a Notice of Internet Availability by mail who prefer to receive a printed copy of our proxy materials, including a proxy card or voting instruction card, should follow the instructions for requesting these materials included in the Notice of Internet Availability. Please note that, although our proxy materials are available on our website, no other information contained on the website is incorporated by reference in or considered to be a part of this Proxy Statement.
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help conserve natural resources. If you previously elected to receive our proxy materials electronically, you will continue to receive these materials in that manner unless you elect otherwise. However, if you prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.
For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting during regular business hours at XPEL’s corporate office, located at the address set forth above. If you would like to review the stockholder list, please call our Investor Relations department at (210) 678-3700 to schedule an appointment.
Record Date; Shares Entitled To Vote; Quorum
The Board of Directors has fixed the close of business on April 7, 2021 as the record date for XPEL stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock as of the record date are entitled to vote at the Annual Meeting. As of the record date, there were 27,612,597 shares of XPEL common stock outstanding, which were held by approximately 11 holders of record. Stockholders are entitled to one vote for each share of XPEL common stock held as of the record date.
The holders of a majority of the outstanding shares of XPEL common stock issued and entitled to vote at the Annual Meeting must be present in person or by proxy to establish a quorum for business to be conducted at the Annual Meeting. Abstentions and “broker non-votes” are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.
A “broker non-vote” occurs when you fail to provide your broker with voting instructions and the broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a routine matter under New York Stock Exchange rules. A broker non-vote may also occur if your broker fails to vote your shares for any reason. Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as Proposal One. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that stockholders provide their brokers with voting instructions. Proposal Two, ratification of the appointment of our independent registered public accounting firm, will be a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.
Votes Required
The votes required for each proposal are as follows:
Election of Directors. Each share of our common stock is entitled to one vote with respect to the election of directors. The nominees for director who receive the most votes will be elected. Therefore, if you do not vote for a particular nominee or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will have no effect on the election of directors. To be elected, each director must receive a plurality of the votes cast at the meeting. Withheld votes and broker non-votes are not considered votes cast “for” or “against” this proposal and will have no effect on the approval to elect directors.
If you sign and submit your proxy card or voting instruction form without specifying how you would like your shares voted, your shares will be voted FOR the Board’s recommendations specified below under Proposal One–Election of Directors, and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting. Should the Company lawfully identify or nominate substitute or additional nominees before the Annual Meeting, we will file supplemental proxy material that identifies such nominee(s), discloses whether such nominee(s) has (have) consented to being named in the proxy material and to serve if elected and includes the relevant required disclosures with respect to such nominee(s).
The Board of Directors recommends a vote “FOR” each of its nominees.
Appointment of Independent Registered Public Accounting Firm. Each share of our common stock is entitled to one vote with respect to the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm. The affirmative vote of holders of a majority of the shares of common stock present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares. The outcome of this proposal is advisory in nature and is non-binding.
The Board of Directors recommends a vote “FOR” the ratification of the appointment of Baker Tilly US, LLP, as XPEL’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
Voting of Proxies
If you are a stockholder whose shares are registered in your name, you may vote your shares by one of the following four methods:
•Vote in Person, by attending the Annual Meeting via live webcast at https://www.cstproxy.com/xpel/2021.
•Vote by Internet, by going to the web address https://www.cstproxy.com/xpel/2021 and following the instructions for Internet voting shown on the proxy card.
•Vote by Using Your Tablet or Smart Phone, by going to the web address https://www.cstproxy.com/xpel/2021 and following the instructions for Mobile Voting shown on the proxy card.
•Vote by Proxy Card, by completing, signing, dating and mailing the proxy card mailed to you in the envelope provided. If you vote by Internet or Tablet or Smart Phone, please do not mail your proxy card. If you vote by mail, your signed proxy card must be received before the Annual Meeting to be counted at the Annual Meeting.
The deadline for voting electronically through the Internet or by Tablet or Smart Phone is 11:59 p.m., Eastern Time, on May 26, 2021.
If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this proxy statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or Tablet or Smart Phone.
PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.
The proxies identified on the proxy card will vote the shares of which you are stockholder of record in accordance with your instructions. If you sign and return your proxy card without giving specific voting instructions, the proxies will vote your shares “FOR” the nominated slate of directors and “FOR” Proposal Two. The giving of a proxy will not affect your right to vote in person if you decide to attend the meeting.
Stockholder of Record. If your shares are registered directly in your name or with our transfer agent, Continental Stock Transfer and Trust Company, you are considered the stockholder of record with respect to those shares and these proxy materials are being sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Holder. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, in order to vote these shares in person at the meeting you must obtain a legal proxy from your broker, bank or other nominee.
Revocability of Proxies
If you are a stockholder of record, whether you vote by Internet, by using your Tablet or Smart Phone, or by mail, you may change or revoke your proxy before it is voted at the Annual Meeting by:
•submitting a new proxy card bearing a later date;
•voting again by Tablet or Smart Phone or the Internet at a later time;
•giving written notice before the meeting to our Secretary at the address set forth on the cover of this proxy statement stating that you are revoking your proxy; or
•attending the meeting and voting your shares in person.
Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy. An XPEL stockholder whose shares are held in the name of a broker, bank or other nominee must bring a legal proxy from his, her or its broker, bank or other nominee to the meeting in order to vote in person.
Deadline for Voting by Proxy
In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.
Solicitation of Proxies
Proxies will be solicited by mail and the Internet. Proxies may also be solicited personally, or by Tablet or Smart Phone, fax, or other means by the directors, officers, and employees of XPEL. Directors, officers, and employees soliciting proxies will receive no extra compensation but may be reimbursed for related out-of-pocket expenses. XPEL will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send the proxy materials to beneficial owners. XPEL will, upon request, reimburse these brokerage houses, custodians, and other persons for their reasonable out-of-pocket expenses in doing so. XPEL will pay the cost of solicitation of proxies.
Householding
The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials. This process, which is commonly referred to as “householding,” potentially results in extra convenience for stockholders, cost savings for companies and conservation of paper products. We have adopted this “householding” procedure.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:
•send a written request to Investor Relations, XPEL, Inc., 618 W. Sunset Road, San Antonio, Texas 78216 or call (210) 678-3700, if you are a stockholder of record; or
•notify your broker, if you hold your shares in street name.
Upon receipt of your request, we will promptly deliver a separate set of proxy materials to you. You may also contact Investor Relations as described above if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future.

PROPOSAL ONE
ELECTION OF DIRECTORS
Directors are elected annually. Any nominee who is elected to serve as a director at our 2021 Annual Meeting of Stockholders will be elected to serve a term of one year and is expected to hold office until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified. Similarly, any director who is appointed to fill a vacancy on the Board will serve until the next annual meeting of stockholders after his or her appointment and until his or her successor is elected and qualified.
Assuming the presence of a quorum, the nominees for director who receive the most votes will be elected. The proxy card provides a means for stockholders to vote for or to withhold authority to vote for the nominees for director. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the election of the nominees for director. Non-votes are not considered votes cast “for” or “withhold” with respect to this proposal at the Annual Meeting and will have no effect on the election of directors.
The Board of Directors recommends a vote “FOR” the election of the nominees to the Board of Directors.
Board of Directors and Executive Officers
The following table sets forth the names, ages, and positions of the executive officers and directors of XPEL.

Name and Municipality of Residence	Age	Office

Ryan L. Pape San Antonio, Texas	40	Chairman of the Board, President and Chief Executive Officer and Director

Barry R. Wood San Antonio, Texas	58	Senior Vice President and Chief Financial Officer

Brooks A. Meltzer San Antonio, Texas	47	Vice President and General Counsel

Mark E. Adams Austin, Texas	59	Director

John A. Constantine Austin, Texas	61	Director

Richard K. Crumly Austin, Texas	64	Director

Michael A. Klonne Miramar Lakes, Florida	69	Director
Executive Officers
Ryan L. Pape has served as our President and Chief Executive Officer since 2009, as a director since 2010 and Chairman of the Board of Directors since 2019. In these roles, he is responsible for providing strategic leadership by working with the Board and the management team to establish long-term goals, growth strategies, and policies and procedures for the Company. Mr. Pape’s primary objective is to ensure the Company’s affairs are carried out competently, ethically, in accordance with the law, and in the best interest of employees, customers and stockholders. From 2008 to 2009, Mr. Pape served as our Vice President of Operations, and has previously also served in other positions in operations and technology within the Company. Prior to his initial employment with the Company in 2004, Mr. Pape started his career in technology consulting. Mr. Pape graduated from the University of Texas in Austin with a Bachelor of Science Degree in Computer Science.

Mr. Pape was appointed President and Chief Executive Officer of the Company in 2009. Our Board has determined that Mr. Pape is qualified to serve as a director and President and Chief Executive Officer based on his extensive experience with strategy, technology and product distribution and his proven ability to bring people together and develop a strong team of leaders.
Barry R. Wood joined the Company in June 2016 as Senior Vice President and Chief Financial Officer. In this role, the oversees the Company’s finance functions, including accounting, risk management, treasury management, investor relations and corporate development, and human resources. Mr. Wood brings to the Company significant financial and operational expertise, having spent his entire professional career in the public accounting and finance fields. During his 4 year tenure as Vice President of Dispensing Operations with OptumRx, Inc. (previously Catamaran Home Delivery), from 2011 to 2016, Mr. Wood was responsible for back-end dispensing operations for four dispensing pharmacies. From 2008 to 2011, Mr. Wood served as the Chief Financial Officer of PTRX, Inc., a pharmacy benefits and prescription home delivery company, where he was responsible for all aspects of finance, treasury, audit, risk management, investor relations and human resources. Prior to this, Mr. Wood served in various executive finance roles with AT&T. Prior to that, Mr. Wood was as an audit manager for Ernst & Young. Mr. Wood graduated from Southern Illinois University - Edwardsville with a Bachelor of Science Degree in Accountancy, and obtained his Master of Business Administration with a Finance Concentration (MBA) at the University of Texas - Dallas. He earned his Certified Public Accountant designation in 1986 and his Chartered Global Management Accountant designation in 2010, and is currently licensed in Texas.
Brooks A. Meltzer has served as our General Counsel and Secretary since March 2020.  Prior to joining us, Mr. Meltzer served as General Counsel for Haven for Hope of Bexar County, a non-profit serving the needs of those experiencing homelessness in Bexar County from February 2019 to March 2020.  From 2007 to February 2019, Mr. Meltzer served as Associate General Counsel of Marathon Petroleum Corporation (successor by merger with Andeavor, Inc.), a Fortune 100 refining and marketing company.  From 2003 until 2007, Mr. Meltzer served as Corporate Counsel with Brinker International, a global restaurant company.  Mr. Meltzer previously practiced real estate and finance law with Locke Lord LLP.  Mr. Meltzer holds a B.A. from the University of Texas at Austin and a J.D. from Southern Methodist University Dedman School of Law. .
Directors
Ryan L. Pape, see above.
Mark E. Adams is a serial entrepreneur who has founded, led, built, and sold several companies in a variety of different industries including Health Care, Finance, Manufacturing, Electric Vehicles, Restaurants, Insurance, Software, Real Estate, Medical Products, Nutritional Products, Digital Communications, Farming, and others. Mr. Adams spent the first 17 years of his career working for large companies such as Xerox, Johnson & Johnson and Bostik, Inc., a global adhesive specialist in construction, consumer and industrial markets, and has spent the last 16 years creating, building, running and selling several successful companies in a variety of different industries.
In 2000, Mr. Adams decided to leave Bostik to pursue an entrepreneurial path and bought a minority interest in a small Industrial distribution business. There he grew sales and net income by almost 300% in three years. Upon selling his interest in that company in 2003, Mr. Adams then founded Advocate, MD Financial Group, Inc., which created and operated what became one of the largest medical liability insurance underwriting companies in Texas and Mississippi. Mr. Adams sold that company in 2009 and continued running the company as President and CEO until 2011. In 2007, Mr. Adams co-founded Murphy Adams Restaurant Group, Inc. which today owns over 40 restaurants including Mama Fu’s Asian House restaurants in the US and internationally, and Austin’s Pizza restaurants in Central Texas. In 2008, Mr. Adams co-founded Kind Health, Inc., an on-line health insurance company. Mr. Adams is the co-founder of Sustainability initiatives, LLC., Austin Electric Vehicles, Inc., Direct Biologics, LLC, Tru-EV Financial, Inc. and Evergreen Farms, LLC, and is a co-founder and large owner of at least 12 other companies in a variety of industries all currently in operation today.
Mr. Adams is a past winner of the prestigious Ernst & Young Entrepreneur of the Year Award for Central Texas and was named an Outstanding Texas Entrepreneur by the Governor of Texas and the Texas House of Representatives. Mr. Adams serves on the board of directors of numerous companies including public, private and non-profit boards. Mr. Adams served on the Board of Directors of Astrotech, Inc. (Nasdaq: ASTC), a science and technology development and commercialization company that launches, manages, and builds scalable companies based on innovative technology, from 2007 until 2020, and on the Board of Directors of Ayro, Inc. (Nasdaq: AYRO), a designer and manufacturer of compact, sustainable electric vehicles for closed campus mobility, urban and community transport, local on-demand and last mile delivery, and government use, from May 2020 until December 2020. Mr. Adams is a long serving member of the McCoy College of Business Advisory Board at Texas State University and was named a 2018 Distinguished Alumnus of Texas State University.
Mr. Adams is a large individual XPEL stock holder and has served on the XPEL Board of Directors since 2010. Mr. Adams also serves as Lead Independent Director. Mr. Adams brings to our Board a wide range of experience in business with a particular focus on entrepreneurism.

John A. Constantine is the co-founder and managing partner of two ambulatory surgical centers, a national employee benefits company and an international direct sales company with over 3,500 distributors. Mr. Constantine has held these roles since 2011. Currently, Mr. Constantine serves as a director for two non-profit organizations:  Affordable Housing Development Fund, Inc., an organization with a mission to facilitate the development of affordable rental and homeownership opportunities, and Small Business United, an organization that promotes the interests of small businesses on a national scale. Mr. Constantine graduated from the University of Texas at Austin with a Bachelor of Business Administration, with a minor in Real Estate Development.
Mr. Constantine became a director of the Company in 2010. Mr. Constantine brings to our Board his extensive background in company building as well as a strategic and visionary approach to leadership.
Richard K. Crumly has been investing in start-up companies and other entrepreneurial ventures for more than 30 years. He has been involved in ventures ranging from consumer products to telecommunications – from start-up to the transition to the public marketplace. Mr. Crumly also has years of experience investing in various real estate ventures, from raw land to developed properties. He graduated from Trinity University in San Antonio with a Bachelor of Science. Mr. Crumly has served on the Board since 2010.
We believe that Mr. Crumly’s qualifications to serve on our Board include his entrepreneurial experience and broad investment background.
Michael A. Klonne built a successful career from entry level sales to President and CEO. From 1993 to 1996, Mr. Klonne played a major part in the growth of Findley Adhesives from a $20 million, regional company to a $300 million global company leading to the ultimate sale of the company to Bostik, S.A. From 1996 to 2010, Mr. Klonne served as Chief Executive Officer of Bostik, Inc., a global adhesive specialist in construction, consumer and industrial markets, helping grow Bostik, Inc.’s revenue to $1 billion with over 1,000 employees at 20 sites across North America, Latin America, Europe and Asia. He received his Bachelor of Science in Business Education at the University of Cincinnati, and his Master of Business Administration from Duke University.
Since 2013, Mr. Klonne has been serving as an industry leading consultant in the adhesives and polymers industries. His clients have included private equity firms, top global consumer companies and other industry leaders. Mr. Klonne is also active in the support of non-profit education startup companies and schools. Mr. Klonne also serves as board chairman for the Right Step, Inc., a 501(c)(3) Choice School in Milwaukee, WI. Mr. Klonne has served on the Board since 2017.
We believe that Mr. Klonne’s qualifications to serve on our Board include his broad and deep senior level experience in the products and sales industry as well as his general business acumen.
Corporate Governance
Composition of the Board of Directors
The Company believes that its Board as a whole should encompass a diverse range of talent, skill, experience and expertise enabling it to provide sound guidance with respect to the Company’s operations and business goals. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of the Company. The Company’s policy is to have at least a majority of its directors qualify as “independent” as determined in accordance with the listing standards of The Nasdaq Stock Market and Rule 10A-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Nominating and Corporate Governance Committee identifies candidates for election to the Board of Directors and reviews their skills, characteristics and experience, and recommends nominees for director to the Board for approval.
The Nominating and Corporate Governance Committee believes that the Board of Directors should be composed of directors with experience in areas relevant to the strategy and operations of the Company, particularly in the automotive after-market and consumer discretionary products industries and complex business and financial dealings. We believe that each nominee and current director has gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, and leadership development. Many of our directors also have experience serving on boards and board committees of other public companies, as well as charitable organizations and private companies. The Nominating and Corporate Governance Committee also believes that each nominee and current director has other key attributes that are important to an effective board: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of background, experience and thought; and the commitment to devote significant time and energy to service on the Board and its Committees. With respect to each of our current directors and director nominees, their biographies on pages 4, 5 and 6 detail their individual experiences, together with their past and current board positions.

Meeting Attendance
During the fiscal year ended December 31, 2020, the Board of Directors held nine meetings, the Audit Committee held four meetings, the Compensation Committee held four meetings and the Nominating and Corporate Governance Committee held four meetings. In addition, the Board of Directors acted by unanimous written consent two times during the year. During 2020, each director attended at least 75% of all Board and applicable Committee meetings and, other than Mr. Pape, our Chairman of the Board, President and Chief Executive Officer, each director received compensation for his service to XPEL for his role as director. See “Executive Compensation—Compensation of Directors.”
XPEL encourages, but does not require, directors to attend the Annual Meeting of stockholders; however, XPEL believes that such attendance allows for direct interaction between stockholders and members of the Board of Directors. All directors attended XPEL’s Annual Shareholder Meeting conducted on May 21, 2020.
Committees of the Board of Directors
XPEL has standing Audit, Compensation and Nominating and Corporate Governance Committees.
The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. During 2020, the Audit Committee consisted of Messrs. Constantine, Crumly and Klonne. The Board of Directors has determined that Mr. Klonne is an audit committee financial expert as defined by SEC rules. The Audit Committee aids management in the establishment and supervision of our financial controls, evaluates the scope of the annual audit, reviews audit results, makes recommendations to our Board regarding the selection of our independent registered public accounting firm, consults with management and our independent registered public accounting firm prior to the production of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. The Audit Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants, and agents as it deems necessary to assist in the fulfillment of its responsibilities. The Audit Committee Report, which appears on page 15, more fully describes the activities and responsibilities of the Audit Committee. Mr. Pape, Mr. Wood and representatives from Baker Tilly US, LLP, the Company’s independent registered public accounting firm, along with all three members of the Company’s Audit Committee attended each meeting of the Audit Committee. In addition, the representatives from Baker Tilly US, LLP and the Audit Committee met in executive session at each meeting.
The Compensation Committee consists of Messrs. Messrs. Adams, Constantine and Crumly. The Compensation Committee’s role is to establish and oversee XPEL’s compensation and benefit plans and policies, to administer its stock option plans, and to annually review and approve all compensation decisions relating to XPEL’s executive officers. The Compensation Committee submits its decisions regarding executive compensation to the independent members of the Board for approval. The agenda for meetings of the Compensation Committee is determined by its Chairman. Mr. Adams reports the committee’s recommendations on executive compensation to the Board. The Company’s personnel support the Compensation Committee in its duties and, along with Mr. Adams, may be delegated authority to fulfill certain administrative duties regarding the Company’s compensation programs. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. During 2020, the Compensation Committee engaged Intelligent Compensation, LLC, or the “Compensation Consultant”, as its independent compensation consultant to assist the Compensation Committee with its work as it relates to compensation of XPEL’s executive officers and its board of directors. The Compensation Consultant did not provide additional services to XPEL.
The Nominating and Corporate Governance Committee consists of Messrs. Adams, Constantine and Klonne. The primary function of the Nominating and Corporate Governance Committee is to develop and maintain the corporate governance policies of XPEL and to assist the Board in identifying, screening and recruiting qualified individuals to become Board members and determining the composition of the Board and its committees, including recommending nominees for the election at the annual meeting of stockholders or to fill vacancies on the Board.
Each of the Board’s committees has a written charter and copies of the charters are available for review on the Company’s website at www.xpel.com.
Director Independence
The Board of Directors has determined that each of the following members of the Board of Directors is independent as determined in accordance with the listing standards of The Nasdaq Stock Market and Rule 10A-3 of the Exchange Act: Mark E. Adams, John A. Constantine, Richard K. Crumly and Michael A. Klonne.  All of the members of the Audit, Compensation and Nominating and Corporate Governance Committees are independent as determined in accordance with the listing standards of The Nasdaq Stock Market and Rule 10A-3 of the Exchange Act. The Board of Directors periodically conducts a self-evaluation on key

Board and committee-related issues, which has proven to be a beneficial tool in the process of continuous improvement in the Board’s functioning and communication.
Board Leadership Structure
The Board of Directors believes that the Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with XPEL’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board believes this provides XPEL with an efficient and effective leadership model. The Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy. To assure effective independent oversight, the Board has adopted a number of governance practices, including:
•a strong, independent director role;
•regular executive sessions of the independent directors; and
•annual performance evaluations of the Chairman and Chief Executive Officer by the independent directors.
Mr. Adams serves as the Lead Independent Director of the Company to provide the Board with additional independent oversight. Mr. Adams leads the regularly held executive sessions.
Non-Management Sessions
The Board generally schedules regular executive sessions involving exclusively non-management directors generally at the time of each in-person board meeting. Our Lead Independent Director, Mr. Adams, presides at all such executive sessions.
Board Oversight of Risk Management
The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board reviews quarterly information regarding the Company’s liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements to ensure that the compensation programs do not encourage excessive risk-taking. The Audit Committee oversees management of financial risks, as well as other identified risks, including information technology. The Nominating and Corporate Governance Committee manages the risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating specific risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.
The Board of Directors, together with the Compensation Committee, the Audit Committee, and the Nominating and Corporate Governance Committee, coordinate with each other to provide company-wide oversight of our management and handling of risk. These committees report regularly to the entire Board of Directors on risk-related matters and provide the Board of Directors with integrated insight about the Company’s management of strategic, financial reporting, liquidity, compliance and operational risks. While the Company has not developed a company-wide risk statement, the Board of Directors believes a well-balanced operational risk profile together with a relatively conservative approach to managing liquidity and debt levels contribute to an effective oversight of the Company’s risks.
At meetings of the Board of Directors and its committees, directors receive regular updates from management regarding risk management. Outside of formal meetings, the Board, its committees and individual Board members have regular access to the executive officers of XPEL.
Compensation Committee Interlocks and Insider Participation
Messrs. Adams, Constantine and Crumly served on the Compensation Committee during 2020. No member of the Compensation Committee was at any time during 2020 or at any other time, an officer or employee of XPEL, and no member had any relationship with XPEL requiring disclosure as a related-party transaction in the section “Certain Relationships and Related Party Transactions” of this proxy statement. No executive officer of XPEL has served on the Board of Directors or Compensation Committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during 2020.
Code of Ethics
The Board of Directors has unanimously approved XPEL’s Code of Ethics. This Code is a statement of XPEL’s high standards for ethical behavior, legal compliance and financial disclosure, and is applicable to all directors, officers, and employees. A copy of the Code of Ethics can be found in its entirety on XPEL’s website at www.xpel.com. Additionally, should there be any changes to, or waivers from, XPEL’s Code of Ethics, those changes or waivers will be posted immediately on our website at the address noted above.
Stockholder Communications with the Board
The Board of Directors has implemented a process by which stockholders may communicate with the Board of Directors. Any stockholder desiring to communicate with the Board of Directors may do so in writing by sending a letter addressed to the Board of Directors, c/o Corporate Secretary. The Corporate Secretary has been instructed by the Board to promptly forward any communications received to the members of the Board.
Nominations
The Nominating and Corporate Governance Committee is responsible for determining the slate of director nominees for election by stockholders, which the committee recommends for consideration by the Board. All director nominees are approved by the Board prior to annual proxy material preparation and are required to stand for election by stockholders at the next annual meeting. For positions on the Board created by a director’s leaving the Board prior to the expiration of his current term, whether due to death, resignation, or other inability to serve, Article III of the Company’s Amended and Restated Bylaws provides that a director elected by the Board to fill a vacancy shall be elected for the unexpired term of his predecessor in office.
The Nominating and Corporate Governance Committee does not currently utilize the services of any third-party search firm to assist in the identification or evaluation of Board member candidates. The Nominating and Corporate Governance Committee may engage a third party to provide such services in the future, as it deems necessary or appropriate at the time in question.
The Nominating and Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. A candidate must possess the ability to apply good business judgment and be in a position to properly exercise his or her duties of loyalty and care. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibility within his or her chosen fields, and have the ability to quickly understand complex principles of, but not limited to, business and finance. Candidates with potential conflicts of interest or who do not meet independence criteria will be identified and disqualified. The Nominating and Corporate Governance Committee will consider these criteria for nominees identified by the Committee, by stockholders, or through some other source. When current Board members are considered for nomination for re-election, the Nominating and Corporate Governance Committee also takes into consideration their prior Board contributions, performance and meeting attendance records.
The Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, experience and expertise to oversee the Company’s business. As part of this process, the Committee evaluates how a particular candidate would strengthen and increase the diversity of the Board in terms of how that candidate may contribute to the Board’s overall balance of perspectives, backgrounds, knowledge, experience, skill sets and expertise in substantive matters pertaining to the Company’s business.
The Nominating and Corporate Governance Committee will consider qualified candidates for possible nomination that are recommended by stockholders. Stockholders wishing to make such a recommendation may do so by sending the required information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary at the address listed above. Any such nomination must comply with the advance notice provisions of, and provide all of the information required by, XPEL’s Amended and Restated Bylaws. These provisions and required information are summarized under “Stockholder Proposals for 2022 XPEL Annual Meeting” beginning on page 17 of this proxy statement.
The Nominating and Corporate Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against the criteria set forth above as well as the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used for further evaluation. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the information. The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating Committee will strive to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s businesses.
No candidates for director nominations were submitted to the Board of Directors by any stockholder in connection with the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Based upon information received from the persons concerned, each person known to XPEL to be the beneficial owner of more than five percent of the outstanding shares of common stock of XPEL, each director and nominee for director, each of the executive officers and all directors and officers of XPEL as a group, owned beneficially as of April 7, 2021, the number and percentage of outstanding shares of common stock of XPEL indicated in the following table. Except as otherwise noted below, the address for each of the beneficial owners is c/o XPEL, Inc., 618 W. Sunset Road, San Antonio, Texas 78216. None of the shares listed below have been pledged as security.

Name of Beneficial Owner	Number of Shares	Percentage (%)
Jason Hirschman	1,500,100(1)	5.4%
Mark E. Adams	2,785,959	10.1%
John A. Constantine	1,473,689	5.3%
Richard K. Crumly	4,195,199 (2)	15.2%
Michael Klonne	75,390	*
Ryan L. Pape	1,259,602	4.6%
Barry R. Wood	30,000	*
Brooks A. Meltzer	1,350	*
Directors and Executive Officers as a group	9,821,189	35.6%
______________
*    Less than one percent (1%)
(1)    Mr. Hirschman’s address is P.O. Box 50562, Henderson, Nevada 89016-0562.
(2)    Mr. Crumly has advised the Company that ADAMAS, LLC, of which Mr. Crumly is a control person, is the record owner of 2,079,793 shares of common stock of the Company and that CARPE, LLC, of which Mr. Crumly is a control person, is the record owner of 1,979,906 shares of common stock of the Company. Mr. Crumly disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein. Mr. Crumly’s spouse is the record owner of 135,500 shares of common stock of the Company. Mr. Crumly does not have any voting or dispositive power over such shares and disclaims beneficial ownership of all such shares.
Equity Compensation Plan Information
For a description of our current stock option plan, see “Executive Compensation—Stock Option Plan”.

(Shares in million) Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Approved by Stockholders
Equity compensation plans approved by stockholders	275,000	—	275,000
Equity compensation plans not approved by stockholders	—	—	—
Total	275,000	—	275,000
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires XPEL’s directors and executive officers and persons who own more than 10% of a registered class of XPEL equity securities to file with the Securities and Exchange Commission and The Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of XPEL common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all such forms they file. Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, XPEL believes all reports were filed on a timely basis.
Hedging Policy
The Board has adopted a policy prohibiting hedging transactions and disallowing pledging transactions subject to narrow exceptions as further described below. Pursuant to this policy, hedging of any type by officers, directors and employees is prohibited, including entry into any prepaid variable forward contracts, equity swaps, collars, exchange funds or other transactions involving

Company securities that could be used to hedge or offset any decrease in the value of the Company’s stock. Officers, directors and employees are also prohibited from maintaining Company securities in a margin account. Any officer, director or employee who wishes to pledge shares as collateral for a loan must demonstrate that he or she has the financial capability to repay the loan without resorting to the pledged securities and obtain the prior written approval of the General Counsel. This policy is included in the Company’s Insider Trading Policy
EXECUTIVE COMPENSATION
Compensation of Named Executive Officers of the Company
As of the date of this proxy statement, the Company had three named executive officers, Ryan L. Pape, Chairman of the Board, President and Chief Executive Officer, Barry R. Wood, Senior Vice President and Chief Financial Officer, and Brooks A. Meltzer, Vice President and General Counsel.
The following table provides compensation information for the Company’s two most recently completed financial years in respect of the named executive officers.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Nonequity Incentive Plan Compensation ($)	All Other Compensation(1)	Total ($)
Ryan L. Pape Chairman of the Board and President and CEO	2020	432,500	—	273,285	12,000	717,785
	2019	420,000	—	199,500	12,000	631,500
Barry R. Wood Senior Vice President and CFO	2020	303,500	—	127,544	12,000	443,044
	2019	295,000	30,000	98,100	12,000	435,100

Brooks A. Meltzer (2)	2020	194,700	—	66,413	8,000	269,113
Vice President and General Counsel
_________________
(1)    Consists of Company paid health insurance premiums
(2)    Mr. Meltzer joined the Company in March 2020.
Messrs. Pape, Wood and Meltzer do not have employment agreements.
Incentive Bonus Compensation
In addition to base salaries, the Company may award bonuses to the named executive officers. The bonus element of the Company’s Executive Compensation Program is designed to retain top quality talent and reward both corporate and individual performance during the Company’s last completed financial year. Bonuses are determined at the discretion of the Compensation Committee and are based on goals for Company revenue and net income performance and other factors such as supply chain management and acquisition performance. The proposed bonus amounts and targets for executive officers are recommended by the Compensation Committee for review, discussion, and approval by the Board. The bonuses paid to each named executive officer in 2019 and 2020 are included in the summary compensation table above under “Nonequity Incentive Plan Compensation.”
Stock Option Plan
At the 2020 Annual Meeting, the Company’s stockholders approved the 2020 XPEL, Inc. Equity Incentive Plan ( the “2020 Plan”). A total of 275,000 shares of common stock are reserved for issuance under the 2020 Plan. If an award expires or is terminated, surrendered or cancelled or otherwise becomes unexercisable without having been exercised in full, is forfeited in whole or in part or is forfeited due to failure to vest, then the unpurchased shares (or the forfeited or unused shares) will become available for future grant under the 2020 Plan. Shares that have actually been issued under the 2020 Plan under any award will not be returned to the 2020 Plan; provided, however, that if shares issued pursuant to awards under the 2020 Plan are forfeited due to a failure to vest, such shares will become available for future grant under the 2020 Plan. To the extent an award is settled or paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the 2020 Plan. Shares repurchased by us on the open market using proceeds from the exercise of an award will not increase the number of shares available for issuance under the 2020 Plan. The 2020 Plan has a term of 10 years, unless terminated sooner. As of the date of this prospectus, there were no awards outstanding under the 2020 Plan.
The 2020 Plan is administered by our Compensation Committee. The Compensation Committee makes all determinations deemed necessary or advisable for administering the 2020 Plan, such as the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2020 Plan, determine the terms and conditions of awards (such as the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of our 2020 Plan and awards granted under it, prescribe, amend, and rescind rules relating to our 2020 Plan, including creating sub-plans, modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards and determine the timing and characterization or reason for a participant's termination of employment or service with us.
Awards may be granted to employees, consultants, or directors of the Company or any parent or subsidiary of the Company; provided that incentive stock options may be granted only to employees. The types of awards include stock options, shares of restricted stock, restricted stock units, performance units and performance shares and other share-based awards.
The 2020 Plan provides that in the event of a change in control, as defined under the 2020 Plan, if the participant’s employment is terminated by the Company other than for cause (as defined in the 2020 Plan) or if the participant terminates his or her employment for good reason (as defined in the 2020 Plan) within 24 months following the change in control or if the Company (or its successor) terminates or does not assume awards under the 2020 Plan or substitute or equitably convert such awards after a change in control, then the participant’s outstanding awards will fully vest, all restrictions on such outstanding awards will lapse, all performance goals or other vesting criteria applicable to such outstanding awards will be deemed achieved at 100% of target levels (unless specifically provided otherwise under the applicable award agreement, policy, or other written agreement with the participant) and such outstanding awards will become fully exercisable, if applicable, for a specified period prior to the transaction.
In addition, in the event of a change in control, each outside director's options, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and restricted stock units, if any, will lapse and all performance goals or other vesting requirements for his or her performance shares and units, if any, will be deemed achieved at 100% of target levels and all other terms and conditions met (unless specifically provided otherwise under the applicable award agreement, policy, or other written agreement with the outside director).
All awards granted under the 2020 Plan will be subject to recoupment under any clawback policy that we have in place from time to time, including any policy that we are required to adopt pursuant to the listing standards of Nasdaq or under applicable law. In addition, the Compensation Committee will be able to provide in an award agreement that the recipient's rights, payments, and benefits with respect to such award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events. In the event of certain accounting restatement, the recipient of an award will be required to repay a portion of the proceeds received in connection with the settlement of an award earned or accrued under certain circumstances.
Except as provided in the anti-dilution provisions of the 2020 Plan, outstanding stock options cannot be repriced, directly or indirectly, without the prior approval of the Company’s stockholders. The exchange of an “underwater” stock option (i.e., a stock option having an exercise price or base price in excess of the current market value of the underlying stock) for another award or for cash would be considered an indirect repricing and would, therefore, require the prior approval of the Company’s stockholders.
The Board of Directors will have the authority to amend, suspend or terminate the 2020 Plan provided such action does not impair the existing rights of any participant and provided, that to the extent required by the Code or the rules of the Nasdaq Stock Market, such other exchange upon which the Company’s common stock is either quoted or traded, or the SEC, stockholder approval shall be required for any material amendment of the Plan.
There were no outstanding equity awards to any of the named executive officers at December 31, 2020.
Compensation of Directors
The Compensation Committee is responsible for all forms of compensation to be granted to the directors of the Company. The Compensation Committee’s mandate includes reviewing and recommending director compensation proposals for approval by the Board. The level of compensation for directors is determined after consideration of various relevant factors, including the expected nature and quantity of duties and responsibilities, past performance, comparison with compensation paid by other issuers of comparable size and scope, and the availability of financial and other resources of the Company.

All directors, other than Mr. Pape, receive annual directors’ fees of $84,000, plus $400 per month for each committee in which they participate. The chairman for each committee receives $1,100 per month. Mr. Adams, the Lead Independent Director, receives an additional $2,000 per month.
Director Compensation – 2020
The following table summarizes the compensation paid to directors, other than Mr. Pape, for the fiscal year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Mark E. Adams	118,300	118,300
John A. Constantine	101,900	101,900
Richard K. Crumly	90,100	90,100
Mike A. Klonne	97,800	97,800

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Review, Approval, or Ratification of Transactions with Related Persons
The Board of Directors has adopted a formal written related person transaction approval policy, which sets out XPEL’s policies and procedures for the review, approval, or ratification of “related person transactions.” For these purposes, a “related person” is a director, nominee for director, executive officer, or holder of more than 5% of our common stock, or any immediate family member of any of the foregoing. This policy applies to any financial transaction, arrangement or relationship or any series of similar financial transactions, arrangements or relationships in which XPEL is a participant and in which a related person has a direct or indirect interest, other than the following:
•payment of compensation by XPEL to a related person for the related person’s service in the capacity or capacities that give rise to the person’s status as a “related person;”
•transactions available to all employees or all stockholders on the same terms;
•purchases of supplies from XPEL in the ordinary course of business at the same price and on the same terms as offered to any other purchasers, regardless of whether the transactions are required to be reported in XPEL’s filings with the SEC; and
•transactions which when aggregated with the amount of all other transactions between the related person and XPEL involve less than $10,000 in a fiscal year.
Our Audit Committee is required to approve any related person transaction subject to this policy before commencement of the related person transaction, provided that if the related person transaction is identified after it commences, it shall be brought to the Audit Committee for ratification, amendment or rescission. The chairman of our Audit Committee has the authority to approve or take other actions in respect of any related person transaction that arises, or first becomes known, between meetings of the Audit Committee, provided that any action by the chairman must be reported to our Audit Committee at its next regularly scheduled meeting.
Our Audit Committee will analyze the following factors, in addition to any other factors the members of the Audit Committee deem appropriate, in determining whether to approve a related person transaction:
•whether the terms are fair to XPEL;
•whether the transaction is material to XPEL;
•the role the related person has played in arranging the related person transaction;
•the structure of the related person transaction; and
•the interest of all related persons in the related person transaction.

Transactions with Related Persons in 2020
There were no related party transactions during 2020.
Our Audit Committee may, in its sole discretion, approve or deny any related person transaction. Approval of a related person transaction may be conditioned upon XPEL and the related person following certain procedures designated by the Audit Committee.
PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The XPEL Board of Directors has appointed Baker Tilly US, LLP to serve as XPEL’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of XPEL for ratification at the Annual Meeting. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of our company and its stockholders. If our stockholders do not ratify the selection of Baker Tilly US, LLP, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
Baker Tilly US, LLP provided audit services to XPEL for the year ended December 31, 2020. A representative of Baker Tilly US, LLP will participate in the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is necessary to ratify the appointment of XPEL’s independent registered public accounting firm. The proxy card provides a means for stockholders to vote for the ratification of the selection of XPEL’s independent registered public accounting firm, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the ratification of selection of XPEL’s independent registered public accounting firm. Abstentions will have the same legal effect as a vote against the proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.
The Board of Directors recommends a vote “FOR” the ratification of the appointment of Baker Tilly US, LLP, as XPEL’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

AUDIT COMMITTEE REPORT
The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of XPEL’s financial statements, XPEL’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of XPEL’s internal audit function, and risk assessment and risk management. The Audit Committee manages XPEL’s relationship with its independent registered public accounting firm (which report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from XPEL for such advice and assistance.
XPEL’s management is primarily responsible for XPEL’s internal control and financial reporting process. XPEL’s independent registered public accounting firm, Baker Tilly US, LLP, is responsible for performing an independent audit of XPEL’s consolidated financial statements and internal control over financial reporting, and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles. The Audit Committee monitors XPEL’s financial reporting process and reports to the Board on its findings.
In this context, the Audit Committee hereby reports as follows:
1.    The Audit Committee has reviewed and discussed the audited financial statements with XPEL’s management.
2.    The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
3.    The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firms’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence.
4.    Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in XPEL’s Annual Report on Form 10-K for the year ended December 31, 2020, and for filing with the Securities and Exchange Commission.
This report is submitted by the members of the Audit Committee.

Michael A. Klonne, Chairman
John A. Constantine
Richard K. Crumly

FEES PAID TO AUDITORS
Audit Fees. The aggregate fees billed by Baker Tilly US, LLP for professional services rendered for the audit of XPEL’s annual financial statements for the years ended December 31, 2020 and 2019, the reviews of the condensed consolidated financial statements included in XPEL’s quarterly reports on Form 10-Q for the years ended December 31, 2020 and, 2019 and the preparation and delivery of consents, comfort letters and other similar documents, were $245,100 and $240,000, respectively.
Audit-Related Fees. The aggregate fees billed by Baker Tilly US, LLP for assurance and related services that were reasonably related to the performance of the audit or review of XPEL’s financial statements which are not reported in “audit fees” above, for the years ended December 31, 2020 and, 2019, were $105,500 and $19,500, respectively.
Tax Fees. The aggregate fees billed by Baker Tilly US, LLP for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2020 and December 31, 2019, was $62,575 and $0, respectively.
All Other Fees. The aggregate fees billed by Baker Tilly US, LLP for other services, exclusive of the fees disclosed above relating to financial statement audit and audit-related services and tax compliance, advice or planning, for the years ended December 31, 2020 and 2019, were $52,951 and $15,000, respectively.
Consideration of Non-audit Services Provided by the Independent Registered Public Accounting Firm. The Audit Committee has considered whether the services provided for non-audit services are compatible with maintaining Baker Tilly US, LLP’s independence, and has concluded that the independence of such firm has been maintained.
POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES PERFORMED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee’s policy is to pre-approve all audit, audit-related and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee approved all of the fees described above. The Audit Committee may also pre-approve particular services on a case-by-case basis. The independent registered public accounting firm is required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with such pre-approval. The Audit Committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Audit Committee at the next scheduled meeting.

STOCKHOLDER PROPOSALS FOR 2022 XPEL ANNUAL MEETING
XPEL intends to hold its next annual meeting during the second quarter of 2022. In order to be included in the proxy material for the 2022 Annual Meeting, XPEL must receive eligible proposals from stockholders intended to be presented at the annual meeting on or before December 17, 2021, directed to the XPEL Secretary at the address indicated on the first page of this proxy statement.
According to our Amended and Restated Bylaws, XPEL must receive timely written notice of any stockholder nominations and proposals to be properly brought before the 2021 Annual Meeting. To be timely, such notice must be delivered to the XPEL Secretary at the principal executive offices set forth on the first page of this proxy statement between January 27, 2022 and the close of business on February 26, 2022. The written notice must set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, as they appear on XPEL’s books, and of such beneficial owner, if any, (ii) (a) the class or series and number of XPEL shares which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (b) a description of any agreement, arrangement, proxy, relationship or understanding with respect to the nomination or other business between or among such stockholder or beneficial owner or control person, (c) a description of any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of XPEL shares or with a value derived in whole or in part from the value of any class or series of XPEL shares, whether or not such instrument or right shall be subject to settlement in the underlying class or series of XPEL capital stock or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of XPEL shares, (d) a description of any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote or direct the voting of any shares of any XPEL security, (e) a description of any short interest in any XPEL security (a person shall be deemed to have a short interest in a security if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (f) a description of any rights to dividends on the XPEL shares owned beneficially by such stockholder that are separated or separable from the underlying XPEL shares, (g) a description of any proportionate interest in XPEL shares or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (h) a description of any performance-related fees (other than an asset-based fee) that such stockholder is entitled to, based on any increase or decrease in the value of XPEL shares or Derivative Instruments, if any, as of the date of such notice including, without limitation, any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date) and (i) a representation of whether the stockholder or the beneficial owner, if any, and any control person will engage in a solicitation with respect to the nomination or business and if so, the name of each participant in such solicitation and whether such person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of their outstanding stock required to approve or adopt the business to be proposed by the stockholders, and (iii) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.
If the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, the notice must set forth (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business and (ii) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder.
As to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board of Directors, the notice must set forth (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K (or any successor rule) if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, and include a completed, dated and signed questionnaire, representation and agreement.

To be eligible to be a nominee for election or reelection as a director of XPEL, a person must deliver (in accordance with the time periods prescribed above for delivery of notice) to the Secretary at the principal executive offices of XPEL a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (a) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of XPEL, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to XPEL or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of XPEL, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than XPEL with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of XPEL, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of XPEL. XPEL may also require any proposed nominee to furnish such other information as may reasonably be required by XPEL to determine the eligibility of such proposed nominee to serve as an independent director of XPEL or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.
In the event that the 2022 Annual Meeting is more than 30 days from May 27, 2022 (the anniversary of the 2021 Annual Meeting), the dates for submission of proposals to be included in the proxy materials and for business to be properly brought before the 2022 Annual Meeting will change according to XPEL’s Amended and Restated Bylaws and Regulation 14A under the Exchange Act. A copy of XPEL’s Amended and Restated Bylaws setting forth the advance notice provisions and requirements for submission of stockholder nominations and proposals may be obtained from the XPEL Secretary at the address indicated on the first page of this proxy statement.
OTHER MATTERS
No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring a stockholder’s vote arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of XPEL. If a nominee for office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for another person in his place in what they consider the best interests of XPEL.
Upon the written request of any person whose proxy is solicited hereunder, XPEL will furnish without charge to such person a copy of its annual report filed with the Securities and Exchange Commission on Form 10-K, including financial statements and schedules thereto, for the fiscal year ended December 31, 2020. Such written request is to be directed to Investor Relations, 618 W. Sunset Road, San Antonio, Texas 78216.

By Order of the Board of Directors

Brooks A. Meltzer
SECRETARY
San Antonio, Texas
April 16, 2021

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

XPEL, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 26, 2021.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
http://cstproxy.com/XPEL/2021

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2 ALL OF WHICH HAVE BEEN PROPOSED BY THE BOARD OF DIRECTORS.

(1) Ryan L. Pape
(2) Mark E. Adams
(3) John A. Constantine
(4) Richard K. Crumly
(5) Michael A. Klonne

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: Transact any other business that has been properly brought before the meeting in accordance with the provisions of the Company's Amended and Restated Bylaws.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2021.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

To view the 2021 Proxy Statement, 2020 Annual Report on Form 10-K and to Attend the Annual Meeting, please go to: http://www.cstproxy.com/XPEL/2021

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

XPEL, INC.

The undersigned stockholder of XPEL, Inc. hereby appoints Ryan L. Pape and Barry R. Wood, and each of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of XPEL, Inc. held of record by the undersigned at the close of business on April 7, 2021 at the Annual Meeting of Stockholders of XPEL, Inc. to be held on May 27, 2021, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)